                                                                    Exhibit 10.2


                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
                ----------------------------------------------

     This Second Amendment to Revolving Credit Agreement is made and entered into as of the ____ day of July, 1997, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP ("BPLP") and the Wholly-owned Subsidiaries which are listed on
Schedule 1 to a certain Revolving Credit Agreement dated as of June 23, 1997, having their principal place at 8 Arlington Street, Boston, Massachusetts 02116, BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) ("BankBoston"), a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, certain other lending institutions and BANKBOSTON, N.A., as agent for itself and each other Bank.

     The following sets forth the background to this Second Amendment to Revolving Credit Agreement:

     A. The Borrower, BankBoston and the Agent entered into that certain Revolving Credit Agreement dated as of June 23, 1997 (as amended, the "Credit Agreement"); and

     B. The Borrower, BankBoston and the Agent wish to amend the Credit Agreement as hereinafter provided to reflect the addition of new Banks (as defined in the Credit Agreement) to the Credit Agreement.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto to the other of them in hand this day paid, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

     1.    Schedule 2 to the Credit Agreement is amended to read in its entirety
           ----------
     as set forth in Annex 1 hereto.
                     -------

     WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, as of the day and year first written above.

[Signature pages omitted.  Executed by the following parties:]

                                     BANKBOSTON, N.A., individually and as Agent

                                       CITIZENS BANK

                                       THE SAKURA BANK, LIMITED

                                       THE BANK OF NOVA SCOTIA

                                       FLEET NATIONAL BANK

                                       THE CHASE MANHATTAN BANK

                                       SUMMIT BANK

                                       PNC BANK NATIONAL ASSOCIATION

                                       DRESDNER BANK AG

                                       THE BANK OF NEW YORK
                                       CRESTAR BANK

                                       USTRUST

                                       KEY BANK NATIONAL ASSOCIATION

                                       THE ATLANTIC MONTHLY TRUST

                                       MBZ-LEX TRUST

                                       ZEE EM TRUST II

                                       WP TRUST

                                       TRACER LANE TRUST

                                       HAYDEN OFFICE TRUST

                                       ELANDZEE TRUST

                                       40-46 HARVARD STREET TRUST

                                       ZEE BEE TRUST II

                                       ONE CAMBRIDGE CENTER TRUST

                                       THREE CAMBRIDGE CENTER TRUST

                                       ELEVEN CAMBRIDGE CENTER TRUST

                                       FOURTEEN CAMBRIDGE CENTER TRUST

                                       SCHOOL STREET ASSOCIATES LIMITED
                                       PARTNERSHIP

                                       DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP

                                       MARYLAND 50 BUILDING I ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       MARYLAND 50 BUILDING II ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       MARYLAND 50 BUILDING III ASSOCIATES
                                       LIMITED PARTNERSHIP

                                       DOWNTOWN BOSTON PROPERTIES TRUST

                                       TWO CAMBRIDGE CENTER TRUST

                                       BOSTON PROPERTIES LIMITED PARTNERSHIP

                                       BOSTON PROPERTIES, INC.,
                                       as Guarantor

                                                                         Annex 1
                                                                         -------

                                                Schedule 2
                                                ----------

Bank                            Commitment Amount        Commitment Percentage
----                            -----------------        ---------------------

BankBoston, N.A.                  $ 35,000,000.00                 11.668%
100 Federal Street
Boston, MA  02110

Citizens Bank                       16,000,000.00                 5.333%
55 Summer Street
Boston, MA  02110

The Sakura Bank, Limited            16,000,000.00                 5.333%
277 Park Avenue
New York, NY  10172

The Bank of Nova Scotia             25,000,000.00                 8.333%
One Liberty Plaza
New York, NY  10006

Fleet National Bank                 30,000,000.00                 10%
75 State Street
Boston, MA  02109

The Chase Manhattan Bank            30,000,000.00                 10%
380 Madison Avenue
10th Floor
New York, NY  10017

Summit Bank                         16,000,000.00                 5.333%
Commerce Center
1800 Chapel Avenue West
Cherry Hill, NY  08002

PNC Bank, N.A.                      27,500,000.00                 9.167%
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265

Dresdner Bank AG                    27,500,000.00                 9.167%
75 Wall Street
New York, NY  10005

The Bank of New York                20,000,000.00                 6.667%
One Wall Street, 1st Floor
New York, NY  10015

Crestar Bank                        16,000,000.00                 5.333%
8243 Boone Boulevard
8th Floor
Vienna, VA  22182

USTrust                             16,000,000.00                 5.333%
40 Court Street
Boston, MA  02108

Key Bank                            25,000,000.00                 8.333%
127 Public Square
Cleveland, OH  44114-1306


TOTAL                             $300,000,000.00                 100%